FINANCE INCOME AND FINANCE COSTS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
FINANCE INCOME AND FINANCE COSTS
Interest income	$ 2	$ 6	$ 1
Net foreign exchange gain(loss)	15	1	5
Finance income	17	7	6
Financial costs (Interest and bank charges)	(226)	(58)	(28)
Operating lease interest expense	0	(3)	(15)
Total finance income and costs	$ (209)	$ (54)	$ (37)